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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 110

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                               AMENDMENT NO. 110


                              VANGUARD WORLD FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
            ON APRIL 29, 2008 PURSUANT TO PARAGRAPH (B) OF RULE 485.






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VANGUARD/(R)/ INTERNATIONAL GROWTH FUND


>  Prospectus


Investor & Admiral(TM) Shares
April 29, 2008


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                                                       [SHIP LOGO VANGUARD /(R)/
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This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2007.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile                       1       Investing With Vanguard         25
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More on the Fund                   6       Purchasing                      25
                                            Shares
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 The Fund and Vanguard            14       Converting Shares               28
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 Investment Advisors              15       Redeeming Shares                29
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 Dividends, Capital Gains, and    18       Exchanging Shares               34
 Taxes
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 Share Price                      20       Frequent-Trading Limits         34
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Financial Highlights              21       Other Rules You Should Know     36
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                                           Fund and Account Updates        40
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                                           Contacting Vanguard             42
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                                           Glossary of Investment Terms    44
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Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.

Primary Investment Strategies

The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Investor Shares/1/
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BAR CHART
RANGE: -40% TO 60%

                1998            16.93%
                1999            26.34%
                2000            -8.60%
                2001           -18.92%
                2002           -17.79%
                2003            34.45%
                2004            18.95%
                2005            15.00%
                2007            25.92%
                2008            15.98%
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1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2008, was -9.07%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).




AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                 1 Year           5 Years             10 Years
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Vanguard International
Growth Fund Investor
Shares
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Return Before Taxes                15.98%           21.85%               9.23%
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Return After Taxes on              13.70            20.62                8.16
Distributions
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Return After Taxes on
Distributions and Sale             12.16            15.82                7.69
of Fund Shares
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Vanguard International
Growth Fund Admiral
Shares/1/
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Return Before Taxes                16.25%           22.08%                 --
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MSCI EAFE Index/2/
(reflects no deduction
for fees or expenses)              11.17%           21.59%               8.66%
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1 From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2007, the average annual total returns were 12.94% for the Admiral Shares and 12.45% for the MSCI EAFE Index.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.



Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2007.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                                         Investor                   Admiral
                                                                         Shares                     Shares
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Sales Charge (Load) Imposed on Purchases                                 None                       None
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Purchase Fee                                                             None                       None
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Sales Charge (Load) Imposed on Reinvested Dividends                      None                       None
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Redemption Fee                                                           2%/1/                     2%/1/
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Account Service Fee
(for fund account balances below $10,000)                               $20/Year/2/                  --
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Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                         Investor                   Admiral
                                                                         Shares                     Shares
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Management Expenses                                                      0.46%                      0.26%
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12b-1 Distribution Fee                                                   None                       None
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Other Expenses                                                           0.05%                      0.05%
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Total Annual Fund Operating Expenses                                     0.51%                      0.31%
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1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year      3 Years         5 Years         10 Years
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Investor Shares        $52         $164              $285           $640
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Admiral Shares          32          100               174            393
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These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


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 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund's expense ratios in fiscal year 2007 were as follows: for Investor Shares, 0.51%, or $5.10 per $1,000 of average net assets; for Admiral Shares, 0.31%, or $3.10 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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 PLAIN TALK ABOUT COSTS OF INVESTING
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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Additional Information
As of August 31, 2007
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Net Assets (all share classes)  $18.3 billion

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Investment Advisors              . Schroder Investment Management North America Inc., New York,
                                   NY, since inception
                                 . Baillie Gifford Overseas Ltd., Edinburgh, Scotland,
                                   since 2003.
                                 . M&G Investment Management Limited, London, England since 2008
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Dividends and Capital Gains     Distributed annually in December
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Suitable for IRAs               Yes
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                                INVESTOR SHARES                  ADMIRAL SHARES
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Inception Date                  September 30, 1981               August 13, 2001
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Minimum Initial Investment      $3,000                           $100,000
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Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet               Shares if you are no longer
                                eligibility                      eligible for Admiral Shares
                                requirements
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Newspaper Abbreviation          IntlGr                           IntlGrAdml
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Vanguard Fund Number            81                               581
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CUSIP Number                    921910204                        921910501
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Ticker Symbol                   VWIGX                            VWILX
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MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2007, was $38.4 billion.


[FLAG LOGO] The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they perform quite differently.

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 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS
 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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[FLAG LOGO] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)
                     1 Year         5 Years        10 Years        20 Years
                     ----------------------------------------------------------
Best                  69.4%           36.1%           22.0%         15.5%
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Worst                -23.4            -2.9             4.0           7.4
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Average               12.9            11.1            11.6          12.3
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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                          European                 Pacific                 Emerging                     U.S.
                                         Market/2/               Market/2/               Markets/2/                   Market
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1998                                         28.53%                   2.72%                  -25.34%                   28.58%
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1999                                         15.89                   56.65                    66.41                    21.04
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2000                                         -8.39                  -25.78                   -30.61                    -9.10
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2001                                        -19.90                  -25.40                    -2.62                   -11.89
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2002                                        -18.38                   -9.29                    -6.17                   -22.10
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2003                                         38.54                   38.48                    55.82                    28.68
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2004                                         20.88                   18.98                    25.55                    10.88
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2005                                          9.42                   22.64                    34.00                     4.91
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2006                                         33.72                   12.20                    32.17                    15.79
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2007                                         13.86                    5.30                    39.39                     5.49
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1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
 Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG LOGO] The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

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 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
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Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which began managing a portion of the Fund in 2008, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high quality companies with scarce assets that support sustainable, superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


[FLAG LOGO] The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against anticipated, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.


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 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
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Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.



Redemption and Account Service Fees
The Fund charges a 2% fee on shares that are redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard redeems your shares because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.


Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%, as reported by Morningstar, Inc., on August 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

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 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2007, The Schroder Group managed approximately $280 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.


.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $110 billion as of August 31, 2007.

.. M&G Investment Management Limited, Laurence Pountney Hill, London EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2007, M&G managed approximately $333 billion in assets.


The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI ACWI ex-US Index for M&G) over a trailing 36-month period.


Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.

For the fiscal year ended August 31, 2007, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semi-annual report to shareholders covering the fiscal period ended February 29.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 Virginie Maisonneuve, CFA, Portfolio Manager, and Head of Europe, Australia, Far East (EAFE) Equities Team. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed the Fund with Mr. Dobbs since 2005. Education:
 a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

 Matthew Dobbs, Portfolio Manager on the EAFE Team. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

 James K. Anderson, CIO (Chief Investment Officer), Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and began managing the Fund in 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

 Graham French, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008.
 Education: B.Sc., University of Durham.

 Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management since 1996; has been with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008.
 Education: M.A., Cambridge University; M.B.A., INSEAD.
-------------------------------------------------------------------------------




The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

.. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007, with a net asset value (price) of $23.97 per share. During the year, each Investor Share earned $0.594 from investment income (interest and dividends) and $4.132 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.566 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $26.13, reflecting earnings of $4.726 per share and distributions of $2.566 per share. This was an increase of $2.16 per share (from $23.97 at the beginning of the year to $26.13 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 20.87% for the year.

 As of August 31, 2007, the Investor Shares had approximately $13.2 billion in net assets. For the year, the expense ratio was 0.51% ($5.10 per $1,000 of net assets), and the net investment income amounted to 2.47% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND INVESTOR SHARES
                                                                              Year Ended August 31,
                        -----------------------------------------------------------------------------
                            2007            2006           2005           2004           2003
-----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $23.97           $19.83         $16.33         $14.01         $12.97
-----------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------
Net Investment Income       .594            .541           .341            .27            .19
-----------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)     4.132           4.284          3.474           2.26           1.03
on Investments
-----------------------------------------------------------------------------------------------------
Total from Investment      4.726           4.825          3.815           2.53           1.22
Operations
-----------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------
Dividends from Net         (.530)          (.370)         (.315)          (.21)          (.18)
Investment Income
-----------------------------------------------------------------------------------------------------
Distributions from        (2.036)          (.315)            --             --             --
Realized Capital Gains
-----------------------------------------------------------------------------------------------------
Total Distributions       (2.566)          (.685)         (.315)          (.21)          (.18)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End      $26.13          $23.97         $19.83         $16.33         $14.01
of Period
-----------------------------------------------------------------------------------------------------
Total Return/1/           20.87%          24.79%         23.54%         18.14%          9.62%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data
-----------------------------------------------------------------------------------------------------
Net Assets, End of       $13,219         $10,466         $8,182         $6,797         $5,458
Period (Millions)
-----------------------------------------------------------------------------------------------------
Ratio of Total
Expenses to Average        0.51%           0.55%          0.60%          0.63%          0.69%
Net Assets/2/
-----------------------------------------------------------------------------------------------------
Ratio of Net
Investment Income to       2.47%           2.52%          1.89%          1.69%          1.57%
Average Net Assets
-----------------------------------------------------------------------------------------------------
Turnover Rate                41%             45%            48%            45%            59%
-----------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after
 June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%),
 (0.01%), 0.00%, and 0.01%.

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
                                                                                                            Year Ended August 31,
                                                  2007             2006             2005             2004             2003
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $76.36           $63.15           $51.96           $44.57           $41.27
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            2.051            1.861            1.222              .93             .681
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         13.159           13.639           11.063             7.21            3.264
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                15.210           15.500           12.285             8.14            3.945
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (1.832)          (1.288)          (1.095)            (.75)           (.645)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       (6.478)          (1.002)              --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (8.310)          (2.290)          (1.095)            (.75)           (.645)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $83.26           $76.36           $63.15           $51.96           $44.57
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                 21.11%           25.03%           23.84%           18.36%            9.80%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $5,060           $3,506           $2,181           $1,262           $1,044
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net           0.31%            0.35%            0.40%            0.45%            0.51%
Assets/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average        2.67%            2.72%            2.07%            1.86%            1.76%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      41%              45%              48%              45%              59%
-----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, and 0.01%.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares

To open and maintain an account.  $3,000.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.


By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).


For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAV of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.


Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.


Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.


Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail.



By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the fund's NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).


For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.


 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds will leave Vanguard by the close of business on the second business day after Vanguard receives the request.


For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.


For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fees
The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are served by Vanguard Small Business Services), redemption fees will not apply to the following:

.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Redemptions of shares to remove excess shareholder contributions to an IRA.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made by participants online or by phone.

The policy does not apply to the following:

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Wire transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services, the frequent-trading policy does not apply to:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Subject to revision. For any or all shareholders, we reserve the right, at any time and without prior notice, to revise, suspend, or terminate the privilege to transact or communicate with Vanguard by telephone.


Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Account Service Fee
For most shareholders, Vanguard deducts a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts. The fee will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The account service fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

.. Money market sweep accounts held through Vanguard Brokerage Services/(R)/.

.. Accounts held through intermediaries.

.. Accounts held by Voyager, Voyager Select, and Flagship clients. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in

Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department, which are subject to various fee structures). Please consult your enrollment materials for the rules that apply to your account.

.. Section 529 college savings plans.


Low-Balance Accounts
The Fund reserves the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

FUND AND ACCOUNT UPDATES


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with listings of Fund holdings.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD



Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
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Phone
--------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
--------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
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Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
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Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
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Institutional Division  For information and services for large institutional
888-809-8102            investors
                        Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
--------------------------------------------------------------------------------
Intermediary Sales     For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
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Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
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Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
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Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
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Fund Numbers
Please use the specific fund number when contacting us:



                                    Investor Shares  Admiral Shares
Vanguard International Growth Fund               81             581
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Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard ETFs, Vanguard Small Business Online, Vanguard Brokerage Services, Vanguard Voyager Services, Voyager, Vanguard Voyager Select Services, Voyager Select, Vanguard Flagship Services, Flagship, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Satement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. CFA/(R)/ is a trademark owned by CFA Institute. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                      [SHIP LOGO VANGUARD /(R)/]
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                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P081 042008

VANGUARD/(R)/ INTERNATIONAL GROWTH FUND


>  Prospectus


Admiral(TM) Shares for Participants

April 29, 2008



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                                                      [SHIP LOGO VANGUARD /(R)/]
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This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2007.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile              1       Financial Highlights                     19
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More on the Fund          6       Investing With Vanguard                  21
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 The Fund and Vanguard   14       Accessing Fund Information by Computer   24
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 Investment Advisors     14       Glossary of Investment Terms             25
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 Dividends, Capital      17
 Gains, and Taxes
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 Share Price             17
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Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


>
Annual Total Returns--Admiral Shares/1/
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BAR CHART
RANGE:  -40% TO 60%

                2002    -17.63%
                2003     34.66%
                2004     19.16%
                2005     15.21%
                2006     26.17%
                2007     16.25%
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1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 2008, was -9.03%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                                       Since Inception/1/
                                   1 Year              5 Year
Vanguard International
Growth Fund Admiral
Shares                               16.25%              22.08%                    12.94%
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MSCI EAFE Index/2/
(reflects no deduction
for fees or expenses)               11.17%              21.59%                    12.45%
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1 Since-inception returns are from August 13, 2001--the inception date of the Admiral
 Shares--through December 31, 2007.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE)
 returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                  None
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Purchase Fee                                                              None
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Sales Charge (Load) Imposed on Reinvested Dividends                       None
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Redemption Fee                                                           2%/1/
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Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                      0.26%
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12b-1 Distribution Fee                                                    None
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Other Expenses                                                           0.05%
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Total Annual Fund Operating Expenses                                     0.31%
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1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year            3 Years            5 Years           10 Years
--------------------------------------------------------------------------------
$32               $100               $174               $393
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This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund Admiral Shares' expense ratio in fiscal year 2007 was 0.31%, or $3.10 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of August 31, 2007
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Net Assets
(all share classes)      $18.3 billion
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Investment Advisors      .Schroder Investment Management North America Inc.,
                         New York, NY, since inception
                         .Baillie Gifford Overseas Ltd., Edinburgh, Scotland,
                         since 2003
                         .M&G Investment Management Limited, London, England,
                         since 2008
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Dividends and Capital    Distributed annually in December
Gains
-------------------------------------------------------------------------------
Inception Date           Investor Shares: September 30, 1981
                         Admiral Shares: August 13, 2001
-------------------------------------------------------------------------------
Newspaper Abbreviation   IntlGrAdml
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Vanguard Fund Number     581
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CUSIP Number             921910501
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Ticker Symbol            VWILX
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MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2007, was $38.4 billion.


[FLAG LOGO]The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS
 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
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[FLAG LOGO]The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)
                     1 Year         5 Years        10 Years        20 Years
                     ----------------------------------------------------------
Best                  69.4%           36.1%           22.0%         15.5%
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Worst                -23.4            -2.9             4.0           7.4
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Average               12.9            11.1            11.6          12.3
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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.


Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                          European                 Pacific                 Emerging                     U.S.
                                         Market/2/               Market/2/               Markets/2/                   Market
-----------------------------------------------------------------------------------------------------------------------------
1998                                         28.53%                   2.72%                  -25.34%                   28.58%
-----------------------------------------------------------------------------------------------------------------------------
1999                                         15.89                   56.65                    66.41                    21.04
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2000                                         -8.39                  -25.78                   -30.61                    -9.10
-----------------------------------------------------------------------------------------------------------------------------
2001                                        -19.90                  -25.40                    -2.62                   -11.89
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2002                                        -18.38                   -9.29                    -6.17                   -22.10
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2003                                         38.54                   38.48                    55.82                    28.68
-----------------------------------------------------------------------------------------------------------------------------
2004                                         20.88                   18.98                    25.55                    10.88
-----------------------------------------------------------------------------------------------------------------------------
2005                                          9.42                   22.64                    34.00                     4.91
-----------------------------------------------------------------------------------------------------------------------------
2006                                         33.72                   12.20                    32.17                    15.79
-----------------------------------------------------------------------------------------------------------------------------
2007                                         13.86                    5.30                    39.39                     5.49
-----------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
  Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.




Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG LOGO] The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
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Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which began managing a portion of the Fund in 2008, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high quality companies with scarce assets that support sustainable superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


[FLAG LOGO]The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.


Other Investment Policies and Risks
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against anticipated, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
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Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Redemption Fee
The Fund charges a redemption fee. Participants who exchange shares into a fund that charges a redemption fee will be subject to the redemption fee if they subsequently exchange those shares out of the fund within the fund's redemption-fee period.

When shares are exchanged out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with reinvested dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%, as reported by Morningstar, Inc., on August 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS


The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.

.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2007, The Schroder Group managed approximately $280 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.


.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $110 billion as of August 31, 2007.


.. M&G Investment Management Limited, Laurence Pountney Hill, London EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2007, M&G managed approximately $333 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI ACWI ex-US Index for M&G) over a trailing 36-month period.


Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.

For the fiscal year ended August 31, 2007, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 29.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 Virginie Maisonneuve, CFA, Portfolio Manager, and Head of Europe, Australia, Far East (EAFE) Equities Team. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

 Matthew Dobbs, Portfolio Manager on the EAFE Team. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

 James K. Anderson, CIO (Chief Investment Officer), Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and began managing the Fund in 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

 Graham French, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008.
 Education: B.Sc., University of Durham.

 Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Prior to joining M&G,
 Mr. Aldridge worked for a management consulting firm from 2001 until 2004.
 Education: M.A., Cambridge University; M.B.A., INSEAD.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal year 2007 with a net asset value (price) of $76.36 per share. During the year, each Admiral Share earned $2.051 from investment income (interest and dividends) and $13.159 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $8.310 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $83.26, reflecting earnings of $15.210 per share and distributions of $8.310 per share. This was an increase of $6.90 per share (from $76.36 at the beginning of the year to $83.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 21.11% for the year.

 As of August 31, 2007, the Admiral Shares had approximately $5.1 billion in net assets. For the year, the expense ratio was 0.31% ($3.10 per $1,000 of net assets), and the net investment income amounted to 2.67% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND ADMIRAL SHARES

                                                                                                            Year Ended August 31,
                                                  2007             2006             2005             2004             2003
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $76.36           $63.15           $51.96           $44.57           $41.27
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations

-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            2.051            1.861            1.222              .93             .681
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         13.159           13.639           11.063             7.21            3.264
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                15.210           15.500           12.285             8.14            3.945
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (1.832)          (1.288)          (1.095)          (.75)           (.645)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains       (6.478)          (1.002)            --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (8.310)          (2.290)          (1.095)          (.75)           (.645)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $83.26           $76.36           $63.15           $51.96           $44.57
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                 21.11%           25.03%           23.84%           18.36%            9.80%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $5,060           $3,506           $2,181           $1,262           $1,044
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net           0.31%            0.35%            0.40%            0.45%            0.51%
Assets/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average        2.67%            2.72%            2.07%            1.86%            1.76%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      41%              45%              48%              45%              59%
-----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Includes performance based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, and 0.01%.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date.



Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Re-registrations of shares in the same fund.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the

Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.






























Vanguard, Connect with Vanguard, Plain Talk, Admiral, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. CFA is a trademark owned by CFA Institute. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.



Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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--------------------------------------------------------------------------------
                                                     [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------


                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I581 042008

VANGUARD/(R)/ INTERNATIONAL GROWTH FUND


>  Prospectus


Investor Shares for Participants

April 29, 2008



--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
--------------------------------------------------------------------------------

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile              1       Financial Highlights                     18
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                  20
-------------------------------------------------------------------------------
 The Fund and Vanguard   13       Accessing Fund Information by Computer   23
-------------------------------------------------------------------------------
 Investment Advisors     13       Glossary of Investment Terms             24
-------------------------------------------------------------------------------
 Dividends, Capital      16
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             16
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
BAR CHART
RANGE: -40% TO 60%

                1998            16.93%
                1999            26.34%
                2000            -8.60%
                2001           -18.92%
                2002           -17.79%
                2003            34.45%
                2004            18.95%
                2005            15.00%
                2007            25.92%
                2008            15.98%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 March 31, 3001, was -9.07%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).




AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                 1 Year            5 Years             10 Years

Vanguard International
Growth Fund                      15.98%             21.85%               9.23%
--------------------------------------------------------------------------------
MSCI EAFE Index/1/
(reflects no deduction           11.17              21.59                8.66
for fees or expenses)
--------------------------------------------------------------------------------
1 Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE)
 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.




Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2007.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Purchase Fee                                                          None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Redemption Fee                                                       2%/1/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.46%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.51%
--------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$52           $164          $285          $640
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund Investor Shares' expense ratio in fiscal year 2007 was 0.51%, or $5.10 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of August 31, 2007
-------------------------------------------------------------------------------
Net Assets (all share
classes)                 $18.3 billion
-------------------------------------------------------------------------------
Investment Advisors      .Schroder Investment Management North America Inc.,
                          London, England, since inception
                         .Baillie Gifford Overseas Ltd., Edinburgh, Scotland,
                          since 2003
                         .M&G Investment Management Limited, London, England,
                          since 2008
-------------------------------------------------------------------------------
Dividends and Capital    Distributed annually in December
Gains
-------------------------------------------------------------------------------
Inception Date           September 30, 1981
-------------------------------------------------------------------------------
Newspaper Abbreviation   IntlGr
-------------------------------------------------------------------------------
Vanguard Fund Number     81
-------------------------------------------------------------------------------
CUSIP Number             921910204
-------------------------------------------------------------------------------
Ticker Symbol            VWIGX
-------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2007, was $38.4 billion.


[FLAG LOGO] The Fund is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they perform quite differently.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS
 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

[FLAG LOGO] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)
                     1 Year         5 Years        10 Years        20 Years
                     ----------------------------------------------------------
Best                  69.4%           36.1%           22.0%         15.5%
-------------------------------------------------------------------------------
Worst                -23.4            -2.9             4.0           7.4
-------------------------------------------------------------------------------
Average               12.9            11.1            11.6          12.3
-------------------------------------------------------------------------------





The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                          European                 Pacific                 Emerging                     U.S.
                                         Market/2/               Market/2/               Markets/2/                   Market
-----------------------------------------------------------------------------------------------------------------------------
1998                                         28.53%                   2.72%                  -25.34%                   28.58%
-----------------------------------------------------------------------------------------------------------------------------
1999                                         15.89                   56.65                    66.41                    21.04
-----------------------------------------------------------------------------------------------------------------------------
2000                                         -8.39                  -25.78                   -30.61                    -9.10
-----------------------------------------------------------------------------------------------------------------------------
2001                                        -19.90                  -25.40                    -2.62                   -11.89
-----------------------------------------------------------------------------------------------------------------------------
2002                                        -18.38                   -9.29                    -6.17                   -22.10
-----------------------------------------------------------------------------------------------------------------------------
2003                                         38.54                   38.48                    55.82                    28.68
-----------------------------------------------------------------------------------------------------------------------------
2004                                         20.88                   18.98                    25.55                    10.88
-----------------------------------------------------------------------------------------------------------------------------
2005                                          9.42                   22.64                    34.00                     4.91
-----------------------------------------------------------------------------------------------------------------------------
2006                                         33.72                   12.20                    32.17                    15.79
-----------------------------------------------------------------------------------------------------------------------------
2007                                         13.86                    5.30                    39.39                     5.49
-----------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific  Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.




Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


[FLAG LOGO] The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------



Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which began managing a portion of the Fund in 2008, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high quality companies with scarce assets that support sustainable superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

The Fund is generally managed without regard to tax ramifications.


[FLAG LOGO]The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


Other Investment Policies and Risks
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against anticipated, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Redemption Fee
The Fund charges a redemption fee. Participants who exchange shares into a fund that charges a redemption fee will be subject to the redemption fee if they subsequently exchange those shares out of the fund within the fund's redemption-fee period.

When shares are exchanged out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with reinvested dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 72%, as reported by Morningstar, Inc., on August 31, 2007.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS


The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2007, The Schroder Group managed approximately $280 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.


.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $110 billion as of August 31, 2007.


.. M&G Investment Management Limited, Laurence Pountney Hill, London EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2007, M&G managed approximately $333 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI ACWI ex-US Index for M&G) over a trailing 36-month period.


Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.

For the fiscal year ended August 31, 2007, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based increase of 0.01%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semi-annual report to shareholders covering the fiscal period ended February 29.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT THE FUND'S PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Fund are:

 Virginie Maisonneuve, CFA, Portfolio Manager, and Head of Europe, Australia, Far East (EAFE) Equities Team. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

 Matthew Dobbs, Portfolio Manager on the EAFE Team. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

 James K. Anderson, CIO (Chief Investment Officer), Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and began managing the Fund in 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

 Graham French, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008.
 Education: B.Sc., University of Durham.

 Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Prior to joining M&G,
 Mr. Aldridge worked for a management consulting firm from 2001 until 2004.
 Education: M.A., Cambridge University; M.B.A., INSEAD.
--------------------------------------------------------------------------------

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2007 with a net asset value (price) of $23.97 per share. During the year, each Investor Share earned $0.594 from investment income (interest and dividends) and $4.132 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.566 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $26.13, reflecting earnings of $4.726 per share and distributions of $2.566 per share. This was an increase of $2.16 per share (from $23.97 at the beginning of the year to $26.13 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 20.87% for the year.

 As of August 31, 2007, the Investor Shares had approximately $13.2 billion in net assets. For the year, the expense ratio was 0.51% ($5.10 per $1,000 of net assets), and the net investment income amounted to 2.47% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND INVESTOR SHARES
                                                                              Year Ended August 31,
                        -----------------------------------------------------------------------------
                            2007            2006           2005           2004           2003
-----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $23.97            $19.83         $16.33         $14.01         $12.97
-----------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------
Net Investment Income       .594            .541           .341            .27            .19
-----------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)     4.132           4.284          3.474           2.26           1.03
on Investments
-----------------------------------------------------------------------------------------------------
Total from Investment      4.726           4.825          3.815           2.53           1.22
Operations
-----------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------
Dividends from Net
Investment Income          (.530)          (.370)         (.315)          (.21)          (.18)
-----------------------------------------------------------------------------------------------------
Distributions from
Realized Capital Gains    (2.036)          (.315)            --             --             --
-----------------------------------------------------------------------------------------------------
Total Distributions       (2.566)          (.685)         (.315)          (.21)          (.18)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End      $26.13          $23.97         $19.83         $16.33         $14.01
of Period
-----------------------------------------------------------------------------------------------------
Total Return/1/           20.87%          24.79%         23.54%         18.14%          9.62%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data
-----------------------------------------------------------------------------------------------------
Net Assets, End of       $13,219         $10,466         $8,182         $6,797         $5,458
Period (Millions)
-----------------------------------------------------------------------------------------------------
Ratio of Total
Expenses to Average        0.51%           0.55%          0.60%          0.63%          0.69%
Net Assets/2/
-----------------------------------------------------------------------------------------------------
Ratio of Net
Investment Income to       2.47%           2.52%          1.89%          1.69%          1.57%
Average Net Assets
-----------------------------------------------------------------------------------------------------
Turnover Rate                41%             45%            48%            45%            59%
-----------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after
 June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%),
 (0.01%), 0.00%, and 0.01%.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date.



Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Re-registrations of shares in the same fund.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), the following policy applies, regardless of the dollar amount:

.. You must wait 60 days before exchanging back into the fund. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




































Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. CFA/(R)/ is a trademark owned by CFA Institute. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.



Country/Regional Risk. The chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because a fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.



Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Growth Fund. A mutual fund that emphasizes stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that is responsible for making the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Value Fund. A mutual fund that emphasizes stocks whose prices typically are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

--------------------------------------------------------------------------------
                                                      [SHIP LOGO VANGUARD /(R)/]
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                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I081 042008

                                     PART B

                           VANGUARD/(R)/ WORLD FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2008


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated September 10, 2007, for Vanguard Extended Duration Treasury Index Fund; dated December 10, 2007, for Vanguard U.S. Growth Fund, Vanguard FTSE Social Index Fund, and Vanguard U.S. Sector Index Funds; dated April 29, 2008 for Vanguard International Growth
Fund). To obtain, without charge, a prospectus or the most recent Annual
Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-27
PURCHASE AND REDEMPTION OF SHARES.....................................B-27
MANAGEMENT OF THE FUNDS ..............................................B-29
INVESTMENT ADVISORY SERVICES..........................................B-45
PORTFOLIO TRANSACTIONS................................................B-56
PROXY VOTING GUIDELINES ..............................................B-57
INFORMATION ABOUT THE ETF SHARE CLASS.................................B-62
FINANCIAL STATEMENTS..................................................B-70
LEGAL DISCLAIMER......................................................B-70

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard World Funds (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:



                                    SHARECLASSES/1/
                                    ---------------
FUND/2/                                                   INSTITUTIONAL
----                    INVESTOR  ADMIRAL  INSTITUTIONAL      PLUS         ETF
Vanguard U.S. Growth
Fund                      Yes       Yes         No             No           No
Vanguard International
Growth Fund               Yes       Yes         No             No           No
Vanguard FTSE Social
Index Fund                Yes       No          Yes            No           No
Vanguard Consumer
Discretionary Index
Fund                       No       Yes         No             No          Yes
Vanguard Consumer
Staples Index Fund         No       Yes         No             No          Yes
Vanguard Energy Index
Fund                       No       Yes         No             No          Yes
Vanguard Financials
Index Fund                 No       Yes         No             No          Yes
Vanguard Health Care
Index Fund                 No       Yes         No             No          Yes
Vanguard Industrials
Index Fund                 No       Yes         No             No          Yes
Vanguard Information
Technology Index Fund      No       Yes         No             No          Yes
Vanguard Materials
Index Fund                 No       Yes         No             No          Yes
Vanguard
Telecommunication
Services Index Fund        No       Yes         No             No          Yes
Vanguard Utilities
Index Fund                 No       Yes         No             No          Yes
Vanguard Extended
Duration Treasury
Index Fund                 No       No          Yes            Yes         Yes
Vanguard Mega Cap 300
Index Fund                 No       No          Yes            No          Yes
Vanguard Mega Cap 300
Value Index Fund           No       No          Yes            No          Yes
Vanguard Mega Cap 300
Growth Index Fund          No       No          Yes            No          Yes
 1 Individually, a class; collectively, the classes.
 2 Individually, a Fund; collectively, the Funds.



 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


 Vanguard U.S. Growth, Vanguard International Growth, Vanguard FTSE Social Index, and Vanguard Extended Duration Treasury Index Funds are registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds and Vanguard Mega Cap 300 Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth
Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund and Vanguard Extended Duration Treasury Index
Fund), and U.S. Bank NA, 123 S. Broad Street, Philadelphia, PA 19109 (for Vanguard FTSE Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. ETF Shares cannot be converted into conventional shares of a fund. For additional information about the conversion rights applicable to ETF Shares, please see "Information About the ETF Share Class."


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Vanguard International Growth Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the U.S. Growth Fund will invest at least 80% of its assets in securities issued by U.S. companies. Each U.S. Sector Index Fund will invest at least 80% of its assets in the stocks that make up its target index. The Extended Duration Treasury Index Fund invests at least 80% of its assets in treasury securities that are part of its target index. In applying the 80% policy, assets include net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund's distributions of net investment income.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.


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* U.S. Pat. No. 6,879,964 B2; 7,337,138.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield-to-maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 provided relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund's taxable year beginning prior to 2008, assuming the investor provided tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund's taxable year beginning in or after 2008 unless so extended by Congress.



Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS


                           VANGUARD U.S. GROWTH FUND
                       VANGUARD INTERNATIONAL GROWTH FUND
                        VANGUARD FTSE SOCIAL INDEX FUND


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard FTSE Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                        VANGUARD U.S. SECTOR INDEX FUNDS


Each U.S. Sector Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.

 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.


 LOANS. The Fund may make loans only as permitted under the 1940 Act.


 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                 VANGUARD EXTENDED DURATION TREASURY INDEX FUND


The Extended Duration Treasury Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of:
(1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or
(2) more than 50% of the Fund's net assets.


 BORROWING. The Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.


 LOANS. The Fund may make loans only as permitted under the 1940 Act.


 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the 1940 Act and any applicable SEC Rules and interpretations.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

                                   ALL FUNDS


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.



 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES
                             (OTHER THAN ETF SHARES)


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.


 EXCHANGE OF SECURITIES FOR SHARES OF A FUND . In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.


 A fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the fund;
(2) the transaction will not cause the fund's weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund's net assets immediately prior to the transaction.


 Investors interested in purchasing fund shares in kind should contact Vanguard.

REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is no charge for share redemptions from Vanguard U.S. Growth Fund, Vanguard FTSE Social Index Fund, or Vanguard Extended Duration Treasury Index Fund.


 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.

- Redemptions of shares to remove excess shareholder contributions to an IRA.

- Section 529 college savings plans.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

- Distributions by shareholders age 701/2 or older from the following:

 -  Traditional IRAs.

 -  Inherited IRAs (traditional and Roth).

 -  Rollover IRAs.

 -  SEP-IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

 -  SIMPLE IRAs.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.


 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Direct rollovers into IRAs.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.

RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of August 31, 2007, each Fund had contributed capital to Vanguard as follows:



                                               CAPITAL            PERCENTAGE OF                PERCENT OF
                                       CONTRIBUTION TO                     FUND                VANGUARD'S
 FUND                                         VANGUARD               NET ASSETS            CAPITALIZATION
-----                                 ---------------             -------------           ----------------
 Vanguard U.S. Growth Fund                 $  497,000                     0.01%                     0.50%
 Vanguard International Growth Fund         1,619,000                     0.01                      1.62
 Vanguard FTSE Social Index Fund               57,000                     0.01                      0.06
 Vanguard Consumer
 Discretionary Index Fund                      10,000                     0.01                      0.01
 Vanguard Consumer Staples
 Index Fund                                    28,000                     0.01                      0.03
 Vanguard Energy Index Fund                    66,000                     0.01                      0.07
 Vanguard Financials Index
 Fund                                          26,000                     0.01                      0.03
 Vanguard Health Care Index
 Fund                                          52,000                     0.01                      0.05
 Vanguard Industrials Index
 Fund                                          19,000                     0.01                      0.02
 Vanguard Information
 Technology Index Fund                         36,000                     0.01                      0.04
 Vanguard Materials Index
 Fund                                          33,000                     0.01                      0.03
 Vanguard Telecommunication
 Services Index Fund                           28,000                     0.01                      0.03
 Vanguard Utilities Index
 Fund                                          36,000                     0.01                      0.04




 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of August 31, 2007, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2005, 2006, and 2007, and are presented as a percentage of each Fund's average month-end net assets. Vanguard Extended Duration Treasury Index Fund did not commence operation until November 28, 2007. Vanguard Mega Cap 300 Index, Vanguard Mega Cap 300 Value Index, and Vanguard Mega Cap 300 Growth Index Funds did not commence operations until December 10, 2007.




                                                        ANNUAL SHARED FUND OPERATING EXPENSES
                                                     (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                                     -------------------------------------------
                                           Fiscal Year Ended                    Fiscal Year Ended         Fiscal Year Ended
Fund                                       8/31/2005                            8/31/2006                 8/31/2007
----                                       ---------                            ---------                 ---------
U.S. Growth Fund
Management and Administrative Expenses:    0.50%                                0.50%                     0.48%
Marketing and Distribution Expenses:       0.02                                 0.02                      0.02
International Growth Fund
Management and Administrative Expenses:    0.52%                                0.45%                     0.41%
Marketing and Distribution Expenses:       0.02                                 0.02                      0.02
FTSE Social Index Fund
Management and Administrative Expenses:    0.20%                                0.18%                     0.17%
Marketing and Distribution Expenses:       0.02                                 0.03                      0.025
Consumer Discretionary Index Fund
Management and Administrative Expenses:    0.09%                                0.10%                     0.13%
Marketing and Distribution Expenses:       0.01                                 0.03                      0.02
Consumer Staples Index Fund
Management and Administrative Expenses:    0.14%                                0.20%                     0.17%
Marketing and Distribution Expenses:       0.01                                 0.03                      0.03
Energy Index Fund
Management and Administrative Expenses:    0.19%                                0.22%                     0.18%
Marketing and Distribution Expenses:       0.01                                 0.02                      0.02
Financials Index Fund
Management and Administrative Expenses:    0.06%                                0.15%                     0.15%
Marketing and Distribution Expenses:       0.01                                 0.02                      0.02
Health Care Index Fund
Management and Administrative Expenses:    0.17%                                0.20%                     0.19%
Marketing and Distribution Expenses:       0.01                                 0.03                      0.02
Industrials Index Fund
Management and Administrative Expenses:    0.19%                                0.16%                     0.15%
Marketing and Distribution Expenses:       0.01                                 0.01                      0.02
Information Technology Index Fund
Management and Administrative Expenses:    0.08%                                0.18%                     0.16%
Marketing and Distribution Expenses:       0.02                                 0.02                      0.02
Materials Index Fund
Management and Administrative Expenses:    0.15%                                0.19%                     0.17%
Marketing and Distribution Expenses:       0.01                                 0.02                      0.02
Telecommunication Services Index Fund
Management and Administrative Expenses:    0.10%                                0.19%                     0.19%
Marketing and Distribution Expenses:       0.01                                 0.01                      0.02
Utilities Index Fund
Management and Administrative Expenses:    0.14%                                0.15%                     0.19%
Marketing and Distribution Expenses:       0.02                                 0.02                      0.02

 Each investment advisor may direct certain security trades to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the      May 1987          Chairman of the Board, Chief Executive Officer, and              155
(1954)                   Board, Chief                           Director (Trustee) of Vanguard and each of the
                         Executive Officer,                     investment companies served by Vanguard. Director
                         and Trustee                            of VMC.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001      Applecore Partners (pro bono ventures in education);             155
(1937)                                                          Senior Advisor to Greenwich Associates (international
                                                                business strategy consulting); Successor Trustee of
                                                                Yale University; Overseer of the Stern School of
                                                                Business at New York University; Trustee of the
                                                                Whitehead Institute for Biomedical Research.

Emerson U. Fullwood      Trustee              January 2008      Executive Chief Staff and Marketing Officer for North            155
(1948)                                                          America since 2004 and Corporate Vice President of
                                                                Xerox Corporation (photocopiers and printers); Director
                                                                of SPX Corporation (multi-industry manufacturing), of
                                                                the United Way of Rochester, and of the Boy Scouts of
                                                                America

Rajiv L. Gupta           Trustee              December 2001     Chairman, President, and Chief Executive Officer of              155
(1945)                                                          Rohm and Haas Co. (chemicals); Board Member of
                                                                American Chemistry Council; Director of Tyco
                                                                International, Ltd. (diversified manufacturing
                                                                and services) since 2005.

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.



                                                                                                                           NUMBER OF
                                              VANGUARD                                                                VANGUARD FUNDS
                         POSITION(S)          FUNDS' TRUSTEE/   PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS        OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE     DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------      ---------------      --------------    --------------------------                           ---------------
Amy Gutmann              Trustee              June 2006         President of the University of Pennsylvania since 2004;          155
(1949)                                                          Professor in the School of Arts and Sciences,
                                                                Annenberg School for Communication, and Graduate
                                                                School of Education of the University of Pennsylvania
                                                                since 2004; Provost (2001-2004) and Laurance S.
                                                                Rockefeller Professor of Politics and the University
                                                                Center for Human Values (1990-2004), Princeton
                                                                University; Director of Carnegie Corporation of New
                                                                York since 2005, and of Schuylkill River Development
                                                                Corporation and Greater Philadelphia Chamber of
                                                                Commerce since 2004; Trustee of the National Constitution
                                                                Center since 2007

JoAnn Heffernan Heisen   Trustee              July 1998         Corporate Vice President and Chief Global Diversity              155
(1950)                                                          Officer since 2006, Vice President and Chief
                                                                Information Officer (1997-2005), and Member of the
                                                                Executive Committee of Johnson & Johnson
                                                                (pharmaceuticals/consumer products); Director of the
                                                                University Medical Center at Princeton and Women's
                                                                Research and Education Institute.

Andre F. Perold          Trustee              December 2004     George Gund Professor of Finance and Banking,                    155
(1952)                                                          Harvard Business School; Senior Associate Dean,
                                                                Director of Faculty Recruiting, Harvard Business School;
                                                                Director and Chairman of Unx, Inc.(equities trading firm);
                                                                Chair of the Investment Committee of HighVista
                                                                Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.    Trustee              January 1993      Chairman, President, Chief Executive Officer, and                155
(1941)                                                          Director of NACCO Industries, Inc.(forklift trucks/
                                                                housewares/lignite); Director of Goodrich Corporation
                                                                (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985        Retired Chairman and Chief Executive Officer of Rohm             155
(1936)                                                          and Haas Co. (chemicals); Director of Cummins Inc.
                                                                (diesel engines) and AmerisourceBergen Corp.
                                                                (pharmaceutical distribution); Trustee of Vanderbilt
                                                                University and Culver Educational Foundation.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/     Treasurer            July 1998         Principal of Vanguard; Treasurer of each of the                  155
(1957)                                                          investment companies served by Vanguard.

F. William McNabb III/1/ President            March 2008        President of Vanguard and of each of the investment              155
(1957)                                                          companies served by Vanguard, since 2008; Director
                                                                of VMC; Managing Director of Vanguard (1995-2008)

Heidi Stam/1/            Secretary            July 2005         Managing Director of Vanguard since 2006; General                155
(1956)                                                          Counsel of Vanguard since 2005; Secretary of
                                                                Vanguard and of each of the investment companies
                                                                served by Vanguard since 2005; Director and Senior Vice
                                                                President of VMC since 2005; Principal of Vanguard
                                                                (1997-2006)

/1/Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.



 Board Committees: Each Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Emerson U. Fullwood is not included in the table because he did not serve as trustee as of December 31, 2007).

                                              VANGUARD WORLD FUNDS
                                          TRUSTEES' COMPENSATION TABLE




                                                            Pension or Retirement    Accrued Annual        Total Compensation
                                  Aggregate                 Benefits Accrued         Retirement            from All Vanguard
                                  Compensation              as Part of these         Benefit at            Funds Paid
Trustee                           from these Funds(1)       Funds' Expenses(1)       January 1, 2007(2)    to Trustees(3)
-------                           -------------------       ------------------       ------------------    --------------
John J. Brennan                                  --                        --                      --                 --
Charles D. Ellis                             $5,375                        --                      --             $145,000
Rajiv L. Gupta                                5,221                        --                      --             $145,000
Amy Gutmann                                   5,375                        --                      --             $145,000
JoAnn Heffernan Heisen                        5,375                      $112                   2,542             $145,000
Andre F. Perold                               5,375                        --                      --             $145,000
Alfred M. Rankin, Jr.                         5,845                       136                   4,982              168,000
J. Lawrence Wilson                            5,221                       143                   7,240              140,900
1 The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2007. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
  Vanguard funds for the 2007 calendar year.




OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2007.


                                                  DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                    TRUSTEE                       BY TRUSTEE              OWNED BY TRUSTEE
----                    -------                 -----------------     ------------------------
Vanguard International
Growth Fund             John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                     $1-$10,000               Over $100,000
                        JoAnn Heffernan Heisen       Over $100,000               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.        Over $100,000               Over $100,000
                        J. Lawrence Wilson           Over $100,000               Over $100,000


Vanguard U.S. Growth
Fund                    John J. Brennan              Over $100,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson           Over $100,000               Over $100,000
1. Mr. Fullwood became a member of the Fund's board effective January, 2008.


                                                                     AGGREGATE DOLLAR RANGE OF
                                                FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                    TRUSTEE                       BY TRUSTEE              OWNED BY TRUSTEE
----                    -------                 -----------------     ------------------------
Vanguard FTSE Social
Index Fund              John J. Brennan            $10,001-$50,000               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Consumer
Discretionary Index
Fund                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Consumer
Staples Index Fund      John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Energy Index
Fund                    John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


1. Mr. Fullwood became a member of the Fund's board effective January, 2008.



                                                                       AGGREGATE DOLLAR RANGE OF
                                                  FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                    TRUSTEE                         BY TRUSTEE              OWNED BY TRUSTEE
----                    -------                   -----------------     ------------------------
Vanguard Financials
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Health Care
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Industrials
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Information
Technology Index Fund   John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


1. Mr. Fullwood became a member of the Fund's board effective January, 2008.





                                                                     AGGREGATE DOLLAR RANGE OF
                                                FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                    TRUSTEE                        BY TRUSTEE             OWNED BY TRUSTEE
----                    -------                 -----------------     ------------------------
Vanguard Materials
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard
Telecommunication
Services Index Fund     John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Utilities
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000


Vanguard Extended
Duration Treasury
Index Fund              John J. Brennan                         --               Over $100,000
                        Charles D. Ellis                        --               Over $100,000
                        Emerson U. Fullwood/1/                  --               Over $100,000
                        Rajiv L. Gupta                          --               Over $100,000
                        Amy Gutmann                             --               Over $100,000
                        JoAnn Heffernan Heisen                  --               Over $100,000
                        Andre F. Perold                         --               Over $100,000
                        Alfred M. Rankin, Jr.                   --               Over $100,000
                        J. Lawrence Wilson                      --               Over $100,000

1. Mr. Fullwood became a member of the Fund's board effective January, 2008.



  As of November 30, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

 As of November 30, 2007, those listed below owned of record 5% or more of each class's outstanding shares:


 Vanguard FTSE Social Index Fund--Investor Shares: Charles Schwab & Co Inc., San Francisco, CA (9.81%), National Financial Services, New York, NY (5.42%); Vanguard FTSE Social Index Fund--Institutional Shares: ING National Trust,

Windsor, CT (8.89%), MAC & Co., Pittsburgh, PA (6.54%), Marion O Sandler Trust, Susan Sandler Trustee, San Francisco, CA (5.61%), National Financial Services, New York, NY (13.18%), Preferred Professional Ins. Co., Omaha, NE (11.07%), State of Utah, Tobacco Trust Fund, Salt Lake City, UT (16.60%), State Street Bank and Trust Co., FBO ADP SGI, Boston, MA (5.93%); Vanguard Consumer Discretionary Index Fund--Admiral Shares: Darrell D. Giffin, San Diego, CA (13.42%), Joe Trafecanty, Newhall, CA (11.04%), Michael R. Matty, Longmeadow, MA (12.97%), Earle S. Colman & Takako S. Colman Trust, Ventura, CA (9.83%), James
D. Von Suskil, Plainfield, IL (11.97%), Jeanne Leszczynski, Needham Heights, MA (5.69%), Joseph T. Pishkur, Whiting, IN (11.14%), L. Peter Temple Trustee, Ruth Chaskel Trust, Kennett Square, PA (11.27%), Sam E. Moussa, Tucson, AZ (9.57%); Vanguard Consumer Staples Index Fund--Admiral Shares: JP Morgan Chase Bank, N.A., Newark, DE (15.33%); Vanguard Energy Index Fund--Admiral Shares: National Financial Services LLC, New York, NY (5.60%); Vanguard Health Care Index Fund--Admiral Shares: Great West Casualty Co., Chicago, IL (5.45%), Old Republic Insurance Co., Chicago, IL (6.23%); Vanguard Industrials Index Fund--Admiral
Shares: Barry F. Kane & Anne B Kane, Bald Head Isl., NC (11.87%), Henry A. McKinnell, Jackson, WY (23.13%), Preservation Farms I LLP, Kansas City, MO (6.02%); Vanguard Information Technology Index Fund--Admiral Shares: Bowen David & Co., Boston, MA (5.11%), Christophe J. Velay & Barbarba P. Robinson & Dan McCarthy Trust, New York, NY (16.11%; Vanguard Telecommunication Services Index Fund--Admiral Shares: Michael Steinmetz, Needham, MA (13.11%); Extended Duration Treasury Index Fund--Institutional Shares: Mitra & Co., Milwaukee, WI (42.99%), Northern Trust Company TTEE, Chicago, IL (19.70%), Charles Schwab & Co. Inc., San Francisco, CA (15.82%); Vanguard U.S. Growth Fund--Investor Shares: Vanguard STAR Fund, Malvern, PA (25.63%); Vanguard U.S. Growth Fund--Admiral Shares: MAC & Co., Pittsburgh, PA (6.22%), State Street Bank & Trust Trustee, GlaxoSmithKline RSP, Quincy, MA (6.21%), State Street Corporation Trustee, EDS 401(k) Plan, Westwood, MA (18.88%); Vanguard International Growth Fund--Investor
Shares: Vanguard STAR Fund, Malvern, PA (6.59%); Vanguard Materials Index Fund--Admiral Shares: Wake Forest University, Winston Salem, NC (5.13%).



 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of November 30, 2007, the name and percentage ownership of each DTC participant that owned a record 5% or more of the outstanding ETF Shares of a Fund were as follows:


 Vanguard Consumer Discretionary Index Fund--ETF Shares: State Street Bank and Trust Company (8.44%), Merrill Lynch, Pierce Fenner & Smith Inc (6.87%), UBS Financial Services LLC (7.20%), Citigroup Global Markets Inc. (9.84%), First Clearing LLC (44.44%); Vanguard Consumer Staples Index Fund--ETF Shares:
National Financial Services LLC (6.33%), State Street Bank and Trust Company (6.81%), Merrill Lynch, Pierce Fenner & Smith Inc (7.79%), Pershing LLC (7.55%), Charles Schwab & Co., Inc. (9.89%), Citigroup Global Markets Inc. (14.49%), First Clearing, LLC (25.36%); Vanguard Financial Services Index Fund--ETF
Shares: National Financial Services LLC (7.99%), Charles Schwab & Co., Inc. (8.98%), Pershing LLC (13.14%), Citigroup Global Markets Inc. (23.87%), First Clearing, LLC (25.68%); Vanguard Health Care Index Fund--ETF Shares: Ameritrade, Inc. (6.48%), State Street Bank and Trust Company (9.65%), Merrill Lynch, Pierce Fenner & Smith Inc (9.64%), National Financial Services LLC (10.43%), Citigroup Global Markets Inc. (11.99%), Pershing LLC (14.88%), Charles Schwab & Co., Inc. (19.41%); Vanguard Industrials Index Fund--ETF Shares: Lehman Brothers, Inc. (5.33%), State Street Bank and Trust Company (8.55%), Pershing LLC (5.06%), UBS Financial Services LLC (7.00%), Citigroup Global Markets Inc. (12.70%), Merrill Lynch, Pierce Fenner & Smith Inc (18.52%), First Clearing LLC (19.54%); Vanguard Information Technology Index Fund--ETF Shares: National Financial Services LLC (5.52%), UBS Financial Services LLC (6.52%), Pershing LLC (8.31%), Merrill Lynch, Pierce Fenner & Smith Inc (10.80%), Charles Schwab & Co., Inc. (15.38%), Citigroup Global Markets Inc. (39.90%); Vanguard Materials Index Fund--ETF
Shares: Ameritrade, Inc (5.22%), UBS Financial Services LLC (5.08%), Citigroup Global Markets Inc. (5.90%), Merrill Lynch, Pierce Fenner & Smith Inc (8.75%), First Clearing, LLC (10.10%), National Financial Services LLC (8.96%), Charles Schwab & Co., Inc. (14.03%), Pershing LLC (19.71%); Vanguard Telecommunication Services Index Fund--ETF Shares: Brown Brothers Harriman & Co./ETF (9.86%), Lehman Brothers, Inc (6.22%), National Financial Services LLC (9.24%), Pershing LLC (11.65%), Goldman Sachs Execution & Clearing, L.P. (14.77%), Citigroup Global Markets Inc. (9.07%), Charles Schwab & Co., Inc. (12.65%), Merrill Lynch, Pierce Fenner & Smith Inc (18.55%); Vanguard Utilities Index Fund--ETF Shares:
Wells Fargo Bank, National Association (7.25%), Ameritrade, Inc. (5.20%), Citigroup Global Markets Inc. (7.00%), Merrill Lynch, Pierce Fenner & Smith Incorporated (8.79%), National Financial Services LLC (11.00%), Charles Schwab & Co., Inc. (10.97%), First Clearing, LLC (16.33%), Pershing LLC (18.23%); Vanguard Extended Duration Treasury Index Fund--ETF Shares: Merrill Lynch, Pierce, Fenner & Smith Inc. (72.91%), National Financial Services
LLC (9.27%).

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of March 31, 2007, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of March 31, 2007, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.


DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS


Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.


 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the exchange disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An exchange specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the exchange. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.


 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Trust currently uses six investment advisors:

- AllianceBernstein L.P. provides investment advisory services for a portion of assets in the U.S. Growth Fund.

- Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of assets in the International
  Growth Fund.

- M&G Investment Management Limited provides investment advisory services for a portion of assets in the International Growth Fund.

- Schroder Investment Management North America Inc. provides investment advisory services for a portion of assets in the International Growth Fund.

- Vanguard provides investment advisory services to the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds.

- William Blair & Company, L.L.C. provides investment advisory services for a portion of assets in the U.S. Growth Fund.


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation: the nature, extent, and quality of the services provided; investment performance; and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2007.


I. VANGUARD U.S. GROWTH FUND


Vanguard U.S. Growth Fund uses a multimanager approach; the Fund currently has two investment advisors, AllianceBernstein L.P., and William Blair & Company, L.L.C.


 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the U.S. Growth Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance will be based on the cumulative total return of the Portfolio over a trailing 36-month (60-month for William Blair & Company) period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


 During the fiscal years ended August 31, 2005, 2006, and 2007, Vanguard U.S. Growth Fund incurred aggregate investment advisory fees of $8,745,000 (before a performance-based decrease of $1,318,000), $9,093,000 (before a performance-based decrease of $1,180,000), and $8,692,000 (before a performance-based decrease of $432,000), respectively.


A. ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN)


AllianceBernstein, a registered investment advisor, is a Delaware Limited Partnership. As of August 31, 2007, AllianceBernstein had an ownership structure as follows:

- 32.4% owned by AllianceBernstein Holding L.P./1/

- 63.2% owned by AXA Financial, Inc./2/

- 4.4% owned by AllianceBernstein employees

- All other owners of AllianceBernstein own less than a 10% share each


The percentages presented above are not meant to total 100% due to AXA Financial's indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding.

---------
1 "AllianceBernstein Holding L.P." is a holding company that is publicly traded on the New York Stock Exchange under the ticker symbol, "AB."
2 Includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests in AllianceBernstein and AllianceBernstein Holding. AXA Financial, Inc. is a wholly-owned subsidiary of AX, one of the world's largest global financial service organizations.

1. OTHER ACCOUNTS MANAGED


Alan Levi manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2007, the Fund held assets of $5.6 billion. As of August 31, 2007, Mr. Levi also managed four other registered investment companies with total assets of $1.80 billion, including one with total assets of $233 million where the advisory firm's fee was based on account performance, and three other accounts with total assets of $1.57 billion.


2. MATERIAL CONFLICTS OF INTEREST


As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.


Employee Personal Trading
-------------------------

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


Managing Multiple Accounts for Multiple Clients
-----------------------------------------------

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, and unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


Allocating Investment Opportunities
-----------------------------------

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons.


 AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.


 To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


3. DESCRIPTION OF COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

- Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

- Discretionary incentive compensation in the form of an annual cash bonus:
  AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

- Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards):
  AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

- Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


4. OWNERSHIP OF SECURITIES

As of August 31, 2007, Mr. Levi owned shares of the U.S. Growth Fund within the $100,001-$500,000 range.

B. WILLIAM BLAIR & COMPANY, L.L.C.

William Blair & Company, L.L.C. (William Blair & Company) is an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.

1. OTHER ACCOUNTS MANAGED

John Jostrand manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2007, the Fund held assets of $5.6 billion. As of August 31, 2007, Mr. Jostrand also managed three other registered investment companies with total assets of $410 million and 1,215 accounts with total assets of $1.5 billion.

2. MATERIAL CONFLICTS OF INTEREST

Because the portfolio manager manages other accounts in addition to Vanguard U.S. Growth Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Vanguard U.S. Growth Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.

3. DESCRIPTION OF COMPENSATION

The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of August 31, 2007, his compensation consisted of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's discretionary bonus as well as any potential changes to the principals ownership stake is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager's sustained, multi-year contribution to long-term investment performance, and to the firm's revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.


4. OWNERSHIP OF SECURITIES

As of August 31, 2007, Mr. Jostrand owned shares of the U.S. Growth Fund within the $100,001-$500,000 range.

II. VANGUARD INTERNATIONAL GROWTH FUND

Vanguard International Growth Fund uses a multimanager approach; the Fund currently has three investment advisors: Schroder Investment Management North America Inc. (Schroders); Baillie Gifford Overseas Ltd. (Baillie Gifford); and M&G Investment Management Limited (M&G).

 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the International Growth Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The International Growth Fund pays each advisor on a quarterly basis, based on certain annual percentage rates applied to the average daily net assets of the advisor's portfolio during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the investment performance of each advisor's portfolio compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World ex-US for M&G) over a trailing 36-month period.


 During the fiscal years ended August 31, 2005, 2006, and 2007, Vanguard International Growth Fund incurred aggregate investment advisory fees of $12,431,000 (before a performance-based decrease of $1,260,000), $16,063,000

(before a performance-based decrease of $1,490,000), and $20,781,000 (before a performance-based increase of $1,676,000), respectively.


Sub-Advisor--Schroder Investment Management North America Limited


The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.


 Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 50% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.


A. SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.


Each of Schroders and Schroder Limited is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $274 billion.


1. OTHER ACCOUNTS MANAGED


Virginie Maisonneuve jointly manages a portion of Vanguard International Growth Fund; as of August 31, 2007, the Fund held assets of $18.3 billion. As of August 31, 2007, Ms. Maisonneuve also managed one other registered investment company with total assets of $52 million, and four other accounts with total assets of $2.7 billion.


 Matthew Dobbs jointly manages a portion of Vanguard International Growth Fund, which, as of August 31, 2007, held assets of $18.3 billion. As of August 31, 2007, Mr. Dobbs also managed three other registered investment companies with total assets of $3.2 billion, including one with total assets of $3.1 billion where the advisory firm's fee was based on account performance; seven other pooled investment vehicles with total assets of $2 billion, including one with total assets of $467 million where the advisory firm's fee was based on account performance; and five other accounts with total assets of $3.1 billion.


2. MATERIAL CONFLICTS OF INTEREST


Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.


 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.


 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.


 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.


 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


3. DESCRIPTION OF COMPENSATION


Schroder fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program. Ms. Maisonneuve and Mr. Dobbs, receive compensation based on the factors discussed below.


 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.


 Bonuses for fund managers may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.


 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned both with those of the shareholders and with those of investors. Over recent years we have increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.


4. OWNERSHIP OF SECURITIES


As of August 31, 2007, Ms. Maisonneuve owned shares of the International Growth Fund within the $50,001-$100,000 range, and Mr. Dobbs did not own any shares of the International Growth Fund.


B. BAILLIE GIFFORD OVERSEAS LTD.


Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


1. OTHER ACCOUNTS MANAGED


James Anderson manages a portion of Vanguard International Growth Fund; as of August 31, 2007, the Fund held assets of $18.3 billion. As of August 31, 2007, Mr. Anderson managed no other registered investment companies. As of August 31, 2007, Mr. Anderson managed one other pooled investment vehicle with total assets of $4.5 billion and 15 other accounts with total assets of $4 billion, including five with total assets of $1.5 billion where the advisory firm's fee was based on account performance.


2. MATERIAL CONFLICTS OF INTEREST


At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.


4. OWNERSHIP OF SECURITIES


As of August 31, 2007, Mr. Anderson did not own any shares of the International Growth Fund.


C. M&G INVESTMENT MANAGEMENT LIMITED


M&G Investment Management Limited is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain's first unit trust (mutual fund).


1. OTHER ACCOUNTS MANAGED

Graham French co-manages a portion of the International Growth Fund; the Fund, as of January 31, 2008, held assets of $18.3 billion. As of January 31, 2008, Mr. French managed one other registered investment company with total assets of $4.6 billion where the advisory firm's fee was based on account performance. As of January 31, 2008, Mr. French also managed four other pooled investment vehicles with total assets of $7.3 billion.

 Greg Aldridge co-manages a portion of the International Growth Fund; the Fund, as of January 31, 2008, held assets of $18.3 billion. As of January 31, 2008, Mr. Aldridge also managed one other pooled investment vehicle with total assets of $1 billion.


2. MATERIAL CONFLICTS OF INTEREST


At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Graham French and Greg Aldridge are compensated in line with standard M&G practice, which is:


M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

- Base pay is used to reward inputs, reflecting the values of people's knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

- Bonus payment levels are closely aligned with "outputs," chiefly investment performance, but also other results. Bonuses are discretionary, variable year on year, and reflect personal, team, and company performance. Depending on the fund's objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard International Growth Fund, the performance factor of the fund managers' bonus is dependent on the Fund's performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.


- M&G's long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company's value to those who play a significant role in its growth. The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.


- The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.


 In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.


   M&G's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.


4. OWNERSHIP OF SECURITIES


As of January 31, 2008, each named M&G portfolio manager owned no shares of the International Growth Fund.

III. VANGUARD FTSE SOCIAL INDEX FUND, THE VANGUARD U.S. SECTOR INDEX FUNDS, VANGUARD EXTENDED DURATION TREASURY INDEX FUND, AND THE VANGUARD MEGA CAP 300 INDEX FUNDS

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis to Vanguard FTSE Social Index, the Vanguard U.S. Sector Index Funds, and the Vanguard Mega Cap 300 Index Funds. Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to Vanguard Extended Duration Treasury Index Fund. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 Vanguard Extended Duration Treasury Index Fund did not commence operations until September 10, 2007, and the Vanguard Mega Cap 300 Index Funds did not commence operations until December 10, 2007. For the fiscal years ended August 31, 2005, 2006, and 2007, the FTSE Social Index Fund's expenses relating to investment advisory services were $139,000, $40,000, and $94,000, respectively. For the fiscal years ended August 31, 2005, 2006, and 2007, the U.S. Sector Index Funds incurred the following expenses relating to advisory services:




FUND                                             2005        2006        2007
----                                           ------      ------     --------
Vanguard Consumer Discretionary Index
Fund                                           $3,000      $8,000     $12,000
Vanguard Consumer Staples Index Fund            6,000      18,000      47,000
Vanguard Energy Index Fund                     15,000      38,000      84,000
Vanguard Financials Index Fund                  4,000      15,000      43,000
Vanguard Health Care Index Fund                21,000      39,000      85,000
Vanguard Industrials Index Fund                 2,000      11,000      29,000
Vanguard Information Technology Index
Fund                                            4,000      20,000      47,000
Vanguard Materials Index Fund                   6,000      15,000      33,000
Vanguard Telecommunication Services Index
Fund                                            3,000       7,000      34,000
Vanguard Utilities Index Fund                   9,000      25,000      49,000

1. OTHER ACCOUNTS MANAGED


Michael Buek manages the Materials Index Fund, which, as of August 31, 2007, held assets of $369 million. As of August 31, 2007, Mr. Buek managed six other registered investment companies with total assets of $166.1 billion and six other pooled investment vehicles with total assets of $4.3 billion.


 Donald M. Butler manages the Utilities Index Fund, which, as of August 31, 2007, held assets of $393 million. Mr. Butler also manages the Mega Cap 300 Value Index Fund which commenced operations on December 10, 2007. As of August 31, 2007, Mr. Butler managed five other registered investment companies with total assets of $106 billion and two other pooled investment vehicles with total assets of $2.3 billion.


 Michael Perre manages the Consumer Discretionary, Industrials, Information Technology, and FTSE Social Index Funds, which, as of August 31, 2007, collectively held assets of $1.5 billion. Mr. Perre also manages the Mega Cap 300 Growth Index Fund which commenced operations on December 10, 2007. As of August 31, 2007, Mr. Perre managed all or a portion of five other registered investment companies with total assets of $22.9 billion and three other pooled investment vehicles with total assets of $29.1 billion.


 Ryan E. Ludt manages the Energy, Health Care, Financials, and Telecommunication Services Index Funds, which, as of August 31, 2007, collectively held assets of $2 billion. Mr. Ludt also manages the Mega Cap 300 Index Fund which commenced operations on December 10, 2007. As of August 31, 2007, Mr. Ludt managed three other registered investment companies with total assets of $4.4 billion and one other pooled investment vehicle with total assets of $3.3 billion.


 Gerard C. O'Reilly manages the Consumer Staples Index Fund, which, as of August 31, 2007, held assets of $319 million. As of August 31, 2007, Mr. O'Reilly managed seven other registered investment companies with total assets of $144.1 billion and three other pooled investment vehicle with total assets of $2.7 billion.


 Kenneth E. Volpert co-manages the Extended Duration Treasury Index Fund which commenced operations on November 28, 2007. As of August 31, 2007, Mr. Volpert managed five other registered investment companies with total assets of $76.4 billion, and one pooled investment vehicle with total assets of $41.6 million.


 Gregory Davis co-manages the Extended Duration Treasury Index Fund which commenced operations on November 28, 2007. As of August 31, 2007, Mr. Davis managed two other registered investment companies with total assets of $15.7 billion and five other pooled investment vehicles with total assets of $5.2 billion.


2. MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2007, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.


In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds, the performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period.


 Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


4. OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2007, Vanguard employees collectively invested more than
$2.2 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds.


 As of August 31, 2007, the portfolio managers did not own any shares of the FTSE Social Index Fund or the U.S. Sector Index Funds.


IV. DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


The current investment advisory agreement with each advisor of Vanguard U.S. Growth Fund and Vanguard International Growth Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor (sixty
(60) days' for Schroders), (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor (60 days' for Schroders), or (3) by the advisor upon ninety (90) days' written notice to the Fund.


The initial investment advisory agreement with M&G for Vanguard International Growth Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to Vanguard FTSE Social Index Fund, Vanguard Extended Duration Treasury Index Fund, Vanguard U.S. Sector Index Funds, and the Vanguard Mega Cap 300 Index Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Fund and Vanguard.

                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with a Fund.


  During the fiscal years ended August 31, 2005, 2006, and 2007, the Funds paid the following amounts in brokerage commissions:




         FUND                                  2005         2006         2007
         ----                                 -----        -----         -----
         Vanguard U.S. Growth Fund      $ 6,347,000  $ 5,175,945    4,661,930
         Vanguard International Growth
         Fund                            14,620,000   16,988,423   18,803,585
         Vanguard FTSE Social Index
         Fund                                17,000       17,070       19,974
         Vanguard Consumer
         Discretionary Index Fund               871        1,030        1,931
         Vanguard Consumer Staples
         Index Fund                           1,778        6,727       10,593
         Vanguard Energy Index Fund          10,528       12,141       19,831
         Vanguard Financials Index
         Fund                                   792        1,708        5,215
         Vanguard Health Care Index
         Fund                                 9,121       10,444       10,452
         Vanguard Industrials Index
         Fund                                   515        1,737        4,896
         Vanguard Information
         Technology Index Fund                  959        4,158        7,951
         Vanguard Materials Index Fund        3,529        4,964        9,242
         Vanguard Telecommunication
         Services Index Fund                 10,967       14,763       38,620
         Vanguard Utilities Index Fund        5,019        6,525       11,637






 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

 As of August 31, 2007, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:




FUND                                                 REGULAR BROKER OR DEALER (OR PARENT)               AGGREGATE HOLDINGS
----                                                 ------------------------------------               ------------------
Vanguard U.S. Growth Fund                            Goldman, Sachs & Co.                                       70,671,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.                  81,510,000
                                                     Morgan Stanley                                             24,117,000
Vanguard International Growth Fund                                              --                                      --
Vanguard FTSE Social Index Fund                      Goldman, Sachs & Co.                                        7,621,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.                   6,729,000
                                                     Morgan Stanley                                              6,942,000
Vanguard Consumer Discretionary Index Fund                                      --                                      --
Vanguard Consumer Staples Index Fund                                            --                                      --
Vanguard Energy Index Fund                                                      --                                      --
Vanguard Financials Index Fund                       Citigroup Global Markets Inc.                              21,902,000
                                                     Goldman, Sachs & Co.                                        6,155,000
                                                     Merrill Lynch, Pierce Fenner & Smith Inc.                   5,802,000
                                                     Morgan Stanley                                              5,615,000
Vanguard Health Care Index Fund                                                 --                                      --
Vanguard Industrials Index Fund                                                 --                                      --
Vanguard Information Technology Index Fund                                      --                                      --
Vanguard Materials Index Fund                                                   --                                      --
Vanguard Telecommunication Services Index Fund                                  --                                      --
Vanguard Utilities Index Fund                                                   --                                      --




 Vanguard Extended Duration Treasury Index Fund and the Vanguard Mega Cap 300 Index Funds did not commence operations until after August 31, 2007.


                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS

A. Election of Directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options, or other performance-linked grants.                             shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)
delivering market-competitive total pay.                                 feature


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING
The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS
The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT
The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING
The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders.

In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                     INFORMATION ABOUT THE ETF SHARE CLASS


Each Vanguard U.S. Sector Index Fund, Vanguard Extended Duration Treasury Index Fund, and each Vanguard Mega Cap 300 Index Fund (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (the DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each ETF Fund issues Creation Units in kind, in exchange for a basket of securities that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


 The ETF Shares have been approved for listing on a national exchange and will trade on the exchange at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange's listing requirements. The exchange may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund (as identified below) is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund's ETF Shares upon termination of the ETF share class.


 As with any security traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES OF VANGUARD U.S. SECTOR FUNDS AND VANGUARD MEGA CAP 300 INDEX FUNDS


Owners of conventional shares issued by an ETF Fund (Investor, Admiral, or Institutional Shares) may convert those shares into ETF Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 ETF Shares rather than
2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.


 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of an ETF Fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.


NO CONVERSIONS OR EXCHANGES OF VANGUARD EXTENDED DURATION TREASURY
ETF SHARES


The conventional share classes of Vanguard Extended Duration Treasury Index Fund are "daily dividend" share classes, which accrue dividends each day, while the ETF share class does not. The ETF Shares treat dividends much like a stock fund, in that the dividends cause the net asset value (NAV) of the ETF Shares to increase. When the dividend is earned (on the "ex-dividend date"), the NAV of the ETF Shares will fall. The differing dividend policy between the conventional and ETF classes of shares prevents Vanguard from offering a conversion privilege.


BOOK ENTRY ONLY SYSTEM


Vanguard/ /ETF Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC) which is owned by certain participants of DTCC's subsidiaries, including DTC. Access to the

DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.


 Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each ETF Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate ETF Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the exchange.


PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

FUND DEPOSIT


The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in kind deposit of a designated portfolio of securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (the NSCC) (discussed below), makes available after the close of each Business Day, a list of the names and the required number of shares of each Deposit Security to be included in the next Business Day's Fund Deposit for each ETF Fund (subject to possible amendment or correction). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of an ETF Fund until such time as the next-announced Fund Deposit composition is made available. Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions by a Fund, interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of the DTC and hence not eligible for transfer through the Clearing Process will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


 An Authorized Participant may place an order to purchase (or redeem) Creation Units of an ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process (except for Extended Duration Treasury ETFs). To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.


 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Deposit Securities and the Cash Component.


 Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


PLACEMENT OF PURCHASE ORDERS USING THE CLEARING PROCESS


   U.S. Sector ETFs

For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.

 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.


   Extended Duration Treasury ETFs


An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve's Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date (T+3) because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue a Creation Unit of Vanguard ETF Shares notwithstanding such deficiency in reliance on an Authorized Participant's undertaking to deliver the missing Deposit Securities, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.


PLACEMENT OF PURCHASE ORDERS OF U.S. SECTOR ETFS AND MEGA CAP ETFS OUTSIDE THE CLEARING PROCESS


An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 An ETF Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the ETF Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a transaction fee of $4,000 in all such cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


REJECTION OF PURCHASE ORDERS


Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not the same (in name or amount) as disseminated through the facilities of the NSCC for that date by the custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.


 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee for U.S. Sector ETF Shares is $1,000, and the transaction fee for Extended Duration Treasury ETF Shares is $50, regardless of how many Creation Units are purchased. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. Sector Index Fund ETF Shares are as follows:


                  Consumer Discretionary ETF          $2,166
                  Consumer Staples ETF                 1,292
                  Energy ETF                           1,292
                  Financials ETF                       2,458
                  Health Care ETF                      1,795
                  Industrials ETF                      1,848
                  Information Technology ETF           2,219
                  Materials ETF                        1,318
                  Telecommunication Services ETF       1,106
                  Utilities ETF                        1,265


 When an ETF Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.


REDEMPTION OF ETF SHARES IN CREATION UNITS


ETF Shares may be redeemed only in Creation Units; an ETF Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.


 Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as discussed above, or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions of the U.S. Sector ETF Shares effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the previous table.


 When an ETF Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


 Please see Extended Duration Treasury Index Fund's and the Mega Cap 300 Index Funds' ETF Shares prospectus for information about the current amount of the Fund's transaction fee.


PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


To initiate a redemption order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor prior to Closing Time in order to receive that day's NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly).


 If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash, notwithstanding such deficiency, in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.


PLACEMENT OF REDEMPTION ORDERS OF U.S. SECTOR ETFS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. If the custodian does not receive the required number of ETF Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the custodian on such Transmittal Date.


 Each of the ETF Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


 The right of redemption may be suspended or the date of payment postponed with respect to any ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of a Fund's ETF Shares or determination of the ETF Shares' NAV is not reasonably practical; or (4) in such other circumstances as the SEC permits.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended August 31, 2007, appearing in the Funds' 2007 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR

ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.


 FTSE/(R)/ AND FTSE4GOOD ARE TRADEMARKS JOINTLY OWNED BY THE LONDON STOCK EXCHANGE PLC AND THE FINANCIAL TIMES LIMITED AND ARE USED BY FTSE INTERNATIONAL LIMITED UNDER LICENSE. THE FTSE4GOOD US SELECT INDEX IS CALCULATED BY FTSE INTERNATIONAL LIMITED. FTSE INTERNATIONAL LIMITED DOES NOT SPONSOR, ENDORSE, OR PROMOTE THE FUND; IS NOT IN ANY WAY CONNECTED TO IT; AND DOES NOT ACCEPT ANY LIABILITY IN RELATION TO ITS ISSUE, OPERATION, AND TRADING.

                                                                   SAI023 042008

                                     PART C
                              VANGUARD WORLD FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on December 10, 2007, Post-Effective Amendmant No. 108.
(b)    By-Laws,filed on December 10, 2007, Post-Effective Amendmant No. 108.
(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.

(d) Investment Advisory Contracts, for AllianceBernstein L.P.; Baillie Gifford Overseas, LTD; Schroder Investment Management North America Inc.; William Blair & Company L.L.C., filed on December 22, 2006, Post-Effective Amendment No. 103; for M&G Investment Management Ltd, filed on February 26, 2008, Post-Effective Amendment No. 109 are here incorporated by reference. The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, not applicable.


(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.

(g) Custodian Agreements, for Wachovia Bank, filed on June 15, 2004, Post-Effective Amendment No. 95; and for Citibank, N.A., filed on December 16, 2005, Post-Effective Amendment No. 101, are hereby incorporated by reference. For Brown Brothers Harriman & Co. and JPMorgan Chase Bank, are filed herewith.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on December 10, 2007, Post-Effective Amendmant No. 108, and Indemnity Agreement between The Vanguard Group, Inc., and William Blair & Company, L.L.C., filed on April 19, 2004, Post-Effective Amendment No. 94 is hereby incorporated by reference. Form of Authorized Participant Agreement, is filed herewith.

(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, is filed herewith.

(o)    Reserved.

(p) Code of Ethics, for Schroder Investment Management North America, Inc., and Schroder Investment Management North America, Ltd., filed on December 4, 2003, Post-Effective Amendment No. 90; for William Blair & Company, L.L.C., filed on June 18, 2004, Post-Effective Amendment No. 95; for AllianceBernstein LP and The Vanguard Group, Inc., filed on October 26, 2006, Post-Effective Amendment No. 102, and for Baillie Gifford Overseas, Ltd, filed on December 10, 2007, Post-Effective Amendmant No. 108, are incorporated by reference. For M&G Investment Management Ltd, is filed herewith.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

AllianceBernstein L.P. (AllianceBernstein), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of AllianceBernstein, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).

William Blair & Company, L.L.C. (William Blair & Company), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of William Blair & Company, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by William Blair & Company pursuant to the Advisers Act (SEC File No. 801-688).

Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Baillie Gifford Overseas Ltd (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).

M&G Investment Management Limited (M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of M&G, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 150 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



NAME                        POSITIONS AND OFFICE WITH UNDERWRITER                   POSITIONS AND OFFICE WITH FUNDS
----                        ---------------------------------------------           --------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

John J. Brennan             Director                                                Trustee, Chairman, and Chief Executive
                                                                                    Officer
Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Director                                                President

Michael S. Miller           Director and Managing Director                          None

Ralph K. Packard            Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer
Patti Colby                 Principal                                               None

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

Jack T. Wagner              Assistant Treasurer                                     None

Jennifer M. Halliday        Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance Officer




(c)Not Applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's custodians, Citibank, N.A., 111 Wall Street, New York, New York 10005, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, and Wachovia Bank, N.A. 123 S. Broad Street, PA4942, Philadelphia, Pennsylvania 19109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 28th day of April, 2008.

                                        VANGUARD WORLD FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


------------------------------------------------------------------------------------------------------
                   SIGNATURE                             TITLE                       DATE
------------------------------------------------------------------------------------------------------
By:             /S/ JOHN J. BRENNAN             Chairman, Chief                 April 28, 2008
                                                Executive Officer, and Trustee
                    (Heidi Stam)
                   John J. Brennan*
------------------------------------------------------------------------------------------------------
By:             /S/ CHARLES D. ELLIS            Trustee                         April 28, 2008
                    (Heidi Stam)
                 Charles D. Ellis*
------------------------------------------------------------------------------------------------------
By:             /S/ EMERSON U. FULLWOOD         Trustee                         April 28, 2008
                     (Heidi Stam)
                Emerson U. Fullwood*
------------------------------------------------------------------------------------------------------
By:             /S/ RAJIV L. GUPTA              Trustee                         April 28, 2008
                   (Heidi Stam)
                  Rajiv L. Gupta*
------------------------------------------------------------------------------------------------------
By:             /S/ AMY GUTMANN                 Trustee                         April 28, 2008
                  (Heidi Stam)
                  Amy Gutmann*
------------------------------------------------------------------------------------------------------
By:             /S/ JOANN HEFFERNAN HEISEN      Trustee                         April 28, 2008
                    (Heidi Stam)
                 JoAnn Heffernan Heisen*
------------------------------------------------------------------------------------------------------
By:             /S/ ANDRE F. PEROLD             Trustee                         April 28, 2008
                    (Heidi Stam)
                  Andre F. Perold*
------------------------------------------------------------------------------------------------------
By:             /S/ ALFRED M. RANKIN, JR.       Trustee                         April 28, 2008
                     (Heidi Stam)
                  Alfred M. Rankin, Jr.*
------------------------------------------------------------------------------------------------------
By:             /S/ J. LAWRENCE WILSON          Trustee                         April 28, 2008
                    (Heidi Stam)
                  J. Lawrence Wilson*
------------------------------------------------------------------------------------------------------
By:             /S/ THOMAS J. HIGGINS           Treasurer and Principal         April 28, 2008
                    (Heidi Stam)                Financial Office and Principal
                  Thomas J. Higgins*            Accounting Officer
------------------------------------------------------------------------------------------------------
*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.

                                 EXHIBIT INDEX

Custodian Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.G

Form of Authorized Participant Agreement. . . . . . . . . . . . . . . . Ex-99.H

Other Opinions, Consent of Independent Registered
Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.J

Rule 18f-3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.N

Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.P